UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 23, 2005

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LOYALTYPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-21235	11-2780723
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

3885 Crestwood Parkway
Suite 550
Duluth, GA 30096
(770) 638-5101

(Address and telephone number
of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On June 23, 2005 Mr. Paul Robinson resigned his position as a director and as our chief executive officer, president and treasurer. Also on June 23, 2005, our board of directors appointed Mr. Stephen Avalone to serve as our new chief executive officer and president and Mr. Jeffrey Benjamin to serve as our treasurer. Mr. Avalone is a director of the company and currently serves as our chief marketing officer, and Mr. Benjamin currently serves as our chief financial officer. Neither Mr. Avalone nor Mr. Benjamin will receive additional compensation as a result of their new offices. For information about Messrs. Avalone and Benjamin, please see our Proxy Statement filed on April 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOYALTYPOINT, INC.
By:	/s/ JEFFREY S. BENJAMIN
Chief Financial Officer

Date: June 29, 2005

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